Creating a World Class Platform JANUARY 2023 © 2023 AtriCure, Inc. All rights reserved. J.P. MORGAN HEALTHCARE CONFERENCE Exhibit 99.2

Forward Looking Statements This presentation and oral statements made in connection with this presentation contain “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. Forward-looking statements address, among other things, AtriCure’s expected market opportunity, future business, financial performance, financial condition, and results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “drives,” “seek,” “believes,” "see," “should,” “will,” “would,” “can,” “opportunity,” “target,” “outlook,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates, projections or expectations reflected or contained in the forward-looking statements as a result of various risk factors. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. These risks, uncertainties and other factors include, but are not limited to, those identified at http://www.atricure.com/forward-looking-statements and/or described in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q, particularly the “Risk Factors” sections thereof, as filed with the U.S. Securities and Exchange Commission and available at http://www.sec.gov. With respect to all forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. AtriCure undertakes no obligation, and does not expect, to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2023 AtriCure, Inc. All rights reserved. 2

Non-GAAP Financial Measures To supplement AtriCure’s condensed consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, AtriCure provides certain non-GAAP financial measures as supplemental financial metrics in this presentation. Adjusted EBITDA is calculated as net income (loss) before other income/expense (including interest), income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition costs, legal settlement costs, impairment of intangible asset and change in fair value of contingent consideration liabilities. Management believes in order to properly understand short-term and long-term financial trends, investors may wish to consider the impact of these excluded items in addition to GAAP measures. The excluded items vary in frequency and/or impact on our continuing results of operations and management believes that the excluded items are typically not reflective of our ongoing core business operations and financial condition. Further, management uses adjusted EBITDA for both strategic and annual operating planning. The non-GAAP financial measures used by AtriCure may not be the same or calculated in the same manner as those used and calculated by other companies. Non- GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for AtriCure’s financial results prepared and reported in accordance with GAAP. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financials measures, and not to rely on any single financial measure to evaluate our business. © 2023 AtriCure, Inc. All rights reserved. 3

Afib: A Serious Problem © 2023 AtriCure, Inc. All rights reserved. 4 8 Million2 Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 37 million people worldwide.1 1 in 4 Adults Over 40 will develop Afib in their lifetime4 8 Million People estimated to have Afib in the US2 3.5 Million People estimated to have long-standing persistent Afib in the US3

Afib: A Serious Problem © 2023 AtriCure, Inc. All rights reserved. 5 5x Higher Risk of Stroke5 46% Greater Risk of Mortality6 >5x Higher Risk of Heart Failure7 Afib is tied to higher risk of stroke, heart failure, dementia, and other health problems

Durable Growth Strong history of revenue growth and acceleration from multiple catalysts Expansion Developing addressable markets and expanding patient impact globally Innovation Continuous improvement, increasing pipeline AtriCure: Foundation for Success © 2023 AtriCure, Inc. All rights reserved. 6 Clinical Science Differentiated clinical trials with superior patient outcomes

Innovative and Expanding Product Portfolio © 2023 AtriCure, Inc. All rights reserved. Ablation LAA Management EPI-SENSE® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP FLEX•V® DEVICE cryoICE® CRYOABLATION PROBE ISOLATOR® SYNERGY™ CLAMP ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE cryoSPHERE® CRYOABLATION PROBE ISOLATOR SYNERGY ENCOMPASS® CLAMP 7 Continuous innovation to less invasive, simpler to use, more efficient products

Differentiated and Growing Clinical Evidence

2011 — **Isolator® Synergy Ablation System approved by FDA** for treatment of persistent or long-standing persistent Afib concomitant to open heart procedures

2020 — **FROST Study: Pain Management** in Post Thoracic Procedures via intercostal Cryoanalgesia

2021 — **CONVERGE IDE Trial: EPi-Sense® Guided Coagulation System approved by FDA** for treatment of long-standing persistent Afib

2022 — **CAPLA Study[8]:** Catheter ablation for persistent Afib – a multicenter randomized study of PVI alone vs. PVI with PWI

Future evidence expanding markets, changing standards of care

HEAL-IST IDE Trial procedure for treatment of IST

Registries and Studies
Cryoanalgesia
Hybrid Therapy
LAAM
IST

LeAAPS IDE Trial prophylactic LAA exclusion for prevention of ischemic stroke in cardiac surgery patients without pre-operative AF diagnosis

AtriCure

© 2023 AtriCure, Inc. All rights reserved.

8

Cardiac Surgery Opportunity (US)

~$900M

Concomitant Open Procedures (Open Ablation/LAAM)



~$500M *annually*

Cardiac Surgery with pre-op Afib

Estimated penetration <30%

~$375M *annually*

Cardiac Surgery without pre-op Afib

Expansion with LeAAPS IDE Clinical Trial

AtriCure Difference

Innovation

- Isolator Synergy **EnCompass® Clamp**
- **AtriClip®** platform and **expansion of labeling** (electrical isolation of LAA)

Science

- Isolator® Synergy Ablation System **first medical device with FDA approval** for treatment of persistent Afib

Education

- **Advanced Ablation Courses endorsed** by the Society of Thoracic Surgeons

Guidelines[9]

- Surgical Ablation is **recommended**
- LAA management is **reasonable**

AtriCure

Market opportunity and penetration estimates based on internal estimates and research, as well as from publicly available information.

© 2023 AtriCure, Inc. All rights reserved.

9

Hybrid Opportunity (US)

$2B+ and Growing

Standalone Hybrid Procedures (MIS Ablation/LAAM)



~$500M annually

Long-Standing Persistent Afib catheter ablations

Hybrid Therapy complementary to existing catheter ablations; Estimated penetration <15%

>$2B and growing

Long-standing Persistent Afib patients (untreated)

Market size estimated at 5% penetration

AtriCure Difference

Innovation

- **Multiple approaches** to treatment: Hybrid AF Therapy + AtriClip®, DEEP
- **EPi-Sense ST** approval

Science

- **EPi-Sense® System approved by FDA** for treatment of long-standing persistent Afib

Education

- **Hybrid Training Course** co-sponsored by the Hearth Rhythm Society

AtriCure

Market opportunity and penetration estimates based on internal estimates and research, as well as from publicly available information.

© 2023 AtriCure, Inc. All rights reserved.

10

66% 61% 37% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12 months 18 months Convergent Catheter Ablation • Superior outcomes with hybrid Convergent procedure when compared to endocardial catheter ablation alone in patients with drug refractory long- standing persistent Afib, with majority of patients experiencing: + Over 100% improvement at 18 months + Over 90% burden reduction at 12 months + Freedom from Afib through 12 months • Improved EP lab efficiency demonstrated by reduction in endocardial ablation time as a result of adding epicardial ablation • Emphasizes value of team approach for advanced AF treatment, targeting trigger areas (epi-cardial and endo-cardial) where AF begins CONVERGE: Long-standing Persistent Afib Patient Analysis © 2023 AtriCure, Inc. All rights reserved. p = 0.022 p = 0.006 Freedom from AF/AFL/AT from 3-month blanking period through 12-months and 18-months 35% differential >100% improvement 29% differential ~78% improvement 11

Pain Management Opportunity (US)

~$1B

Pain Management Procedures (Ablation)



***~$350M** annually*

Thoracic Procedures

Estimated penetration <15%

***~$600M** annually*

Sternotomy Procedures

Therapy under evaluation; expansion with existing cryoSPHERE probe

AtriCure Difference

Innovation

- **cryoSPHERE® cryoablation probe**
- **Expanded labeling** for Cryo Nerve Block Therapy in adolescents (patients as young as 12 years of age)

Science

- **FROST** Study
- **Can be an important tool in combatting the opioid epidemic** – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[10]

AtriCure

Market opportunity and penetration estimates based on internal estimates and research, as well as from publicly available information.

© 2023 AtriCure, Inc. All rights reserved.

12

Significant Global Market Opportunity © 2023 AtriCure, Inc. All rights reserved. Dedicated sales and training expertise $5B+ Global Opportunity LOW PENETRATION IN EXISTING MARKETS EXPANSION OPPORTUNITIES IN FOCUS 13 Market opportunity and penetration estimates based on internal estimates and research, as well as from publicly available information. Enhanced reimbursement Data supporting label expansions Innovative product development Penetration of large markets first Expand product availability

Financial Results and 2023 Outlook

2023 Guidance

- **Worldwide revenue of $380-387 million** (~15-17% annual growth)
- **Maintaining Gross Margin**
- **Improving Adjusted EBITDA** to breakeven for 2023

** 2022 is Revenue is preliminary and unaudited. 2022 Adjusted EBITDA based on 2022 guidance for a loss of approximately $4 million.*

*** 2023 Revenue based on midpoint of Revenue guidance range. 2023 Adjusted EBITDA based on guidance to breakeven for 2023.*



History of Consistent Revenue Growth
5-Year organic revenue CAGR (pre-COVID19) ~15%
Accelerating growth in 2021 and beyond
($ Millions)
Worldwide Revenue
$400
$350
$300
$250
$200
$150
$100
$50
$-
2015
2016
2017
2018
2019
2020
2021
2022*
2023**
COVID19 IMPACT
Adjusted EBITDA
$-
$(5)
$(10)
$(15)
Significant Investments in Growth Catalysts

AtriCure

© 2023 AtriCure, Inc. All rights reserved.

14

Commitment to Sustainability

Inaugural sustainability report published

ESG

Top Workplace Honors
Cincinnati, Minneapolis, Amsterdam

Diversity & Inclusion award recognizing ATRC Board

NACD

35th Anniversary of Cox-Maze Procedure

>1,000 Employees

Global headcount passes the millennium mark – with improvement to diversity metrics!

>800 attendees

At First Women's Cardiac Health Awareness Initiative

All Top 10 Heart Hospitals Use AtriCure Products

US NEWS & WORLD REPORT BEST HOSPITALS: CARDIOLOGY AND HEART SURGERY 2022-23

AtriCure
© 2023 AtriCure, Inc. All rights reserved.
15

Large Markets Addressing an underserved and growing patient population Strong Portfolio Existing products and solutions driving consistent growth Bright Future Novel therapies supported by growing body of clinical evidence We are passionately focused on healing the lives of those affected by Afib and pain after surgery © 2023 AtriCure, Inc. All rights reserved. 16

Thank You! © 2023 AtriCure, Inc. All rights reserved.

References and Abbreviations © 2023 AtriCure, Inc. All rights reserved. Note Reference 1 European Heart Journal – Quality of Care and Clinical Outcomes (2021) 7, 574-582 doi: 10.1093/ehjqcco/qcaa061 2 The American Journal of Cardiology (2013), 112: 1142-1147 3 Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220 4 Lifetime risk for development of atrial fibrillation. Circulation, 110 (2004): 1042-1046. doi: 10.1161/01.CIR.0000140263.20897.42 5 J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004 6 Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482 7 Santhanakrishnan R et al., “AF Begets Heart Failure and Vice Versa,” Circulation, 133 (2016):484-492 8 American Heart Journal. 2022 Jan;243:210-220. doi: 10.1016/j.ahj.2021.09.015. 9 The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation 10 The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence Key Abbreviations Afib or AF Atrial Fibrillation AFL Atrial Flutter AT Atrial Tachycardia EP Electrophysiologist FDA Food & Drug Administration IDE Investigational Device Exemption IST Inappropriate Sinus Tachycardia LAA Left Atrial Appendage LAAM LAA Management PVI Pulmonary Vein Isolation PWI Posterior Wall Isolation 18